UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 (the "Act")

November 8, 2010
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 1.01.                      Entry Into a Material Definitive Agreement
On November 8, 2010, joint operating agreements relating to each of the two offshore Israel deepwater licenses known as 347 “Myra” and 348 “Sara” (the “Blocks”) in which GeoGlobal Resources Inc. (“GeoGlobal”) has an interest, were fully executed by the parties and GeoGlobal paid the consideration of US$1.2 million for the interests.  This completes GeoGlobal’s purchase of these interests that were previously announced in June 2010.  The agreements contain provisions that relate to the rights and obligations of the parties with regard to operations under the agreements including joint exploration, appraisal, development, production and disposition of oil and natural gas produced from the areas covered by the Blocks.  GeoGlobal is designated as the operator and as such, the agreements contain provisions regarding the option rights of the remaining parties to the agreement to remove GeoGlobal as operator and repurchase varying portions of its interest in the Block under certain circumstances with varying amounts of reimbursement for amounts GeoGlobal has expended.

Item 8.01.                      Other Events
On November 11, 2010, GeoGlobal issued a press release announcing the execution of the joint operating agreements relating to the Blocks.  Attached is a copy of the press release dated November 11, 2010 as Exhibit 99.1.

The information disclosed in this Item 8.01 is not to be considered to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not subject to the liabilities of that section unless GeoGlobal specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Exchange Act.  By filing this Current Report on Form 8-K and furnishing this information, GeoGlobal makes no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Financial statements of business acquired.
Not applicable

(b)           Pro forma financial information
Not applicable

(c)           Exhibits:
10.1
Joint Operating Agreement dated October 6, 2010, (fully executed November 8, 2010) among IPC Oil and Gas (Israel) Limited Partnership, Emanuelle Energy Limited, Emanuelle Energy Oil and Gas Limited Partnership, The Israel Land and Development Company Limited, IDB Development Corporation Limited, Modiin Energy Limited Partnership and Blue Water Oil and Gas Exploration Limited (as Non-Operators) and GeoGlobal Resources (India) Inc. (as Operator) relating to the 347/Myra License, Offshore Israel.

10.2
Joint Operating Agreement dated October 6, 2010, (fully executed November 8, 2010) among IPC Oil and Gas (Israel) Limited Partnership, Emanuelle Energy Limited, Emanuelle Energy Oil and Gas Limited Partnership, The Israel Land and Development Company Limited, IDB Development Corporation Limited, Modiin Energy Limited Partnership and Blue Water Oil and Gas Exploration Limited (as Non-Operators) and GeoGlobal Resources (India) Inc. (as Operator) relating to the 348/Sara License, Offshore Israel.

99.1	Press Release dated November 11, 2010 (furnished, not filed)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 12, 2010

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Paul B. Miller
Paul B. Miller
President and CEO

Exhibit 10.1

Exhibit 10.2

Exhibit 99.1